SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                              July 22, 2003
______________________________________________________________________________
                     (Date of earliest event reported)


                         Homestead Bancorp, Inc.
______________________________________________________________________________
      (Exact name of registrant as specified in its charter)


         Louisiana                  000-24513                   72-1416514
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



195 North Sixth Street, Ponchatoula, Louisiana                     70454
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                                (985) 386-3379
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                                Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.     Other Events and Required FD Disclosure

     On July 22, 2003, Homestead Bancorp, Inc. (the "Company") issued a press release announcing its intention to de-register its common stock, issue trust preferred securities and subsequently repurchase a portion of its common stock.

     The Company's press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.



Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               99.1 Press Release dated July 22, 2003























                                     2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOMESTEAD BANCORP, INC.





Date: July 28, 2003                 By: /s/ Lawrence C. Caldwell, Jr.
                                        -------------------------------
                                        Lawrence C. Caldwell, Jr.
                                        President and Chief Executive Officer



                             INDEX TO EXHIBIT

Exhibit Number      Description
--------------      -----------

   99.1             Press Release dated July 22, 2003